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                                                                  Exhibit 10(jj)

                                                                         ANNEX A

                     AMENDMENT TO ALBRIGHT & WILSON COMPANY
                          GENERAL PARTNERSHIP AGREEMENT

         This Agreement amending the Albright & Wilson Company General Partnership Agreement (as amended, the "PARTNERSHIP AGREEMENT") is entered into as of March 23, 2000, between Albright & Wilson Americas Inc., a Delaware corporation ("A&W INC."), PCS Phosphate Company, Inc., a Delaware corporation ("PCSP") and PCS Industrial Products, Inc., a Delaware corporation ("NEW PARTNER").

         WHEREAS, A&W Inc. and PCSP are parties to the Partnership Agreement, which created Albright & Wilson Company ("A&W CO.") as a Virginia general partnership;

         WHEREAS, A&W Inc. and PCSP believe it is in the best interests of A&W Co. to admit New Partner as a general partner of A&W Co. with a percentage interest equal to the percentage interest set forth next to New Partner's name on Schedule 1 attached hereto;

         WHEREAS, the New Partner desires to become a general partner of A&W Co. and to have all the rights and be subject to all the obligations of a general partner under the Partnership Agreement;

         WHEREAS, A&W Inc. and PCSP desire to make certain amendments to the Partnership Agreement to provide for the admission of the New Partner as a general partner;

         WHEREAS, A&W Inc. and PCSP wish to amend the Partnership Agreement in order to establish the rights and obligations of an A&W Co. member after its partnership interest has been transferred;

         WHEREAS, A&W Inc. and PCSP also believe that it is in the best interest of A&W Co. to provide for distributions by A&W Co. to Partners other than in accordance with Section 5.02 of the Partnership Agreement, which provides for distributions on a "pro rata" basis in accordance with the Partner's respective Shares as of that time, so long as such alternative method of distribution is agreed to by vote of the Partners;

         WHEREAS, A&W Inc. and PCSP wish to amend the Partnership Agreement in order to provide for agreement among Partners with regard to distributions which are other than "pro rata" in accordance with Share ownership; and

         WHEREAS, A&W Inc. and PCSP desire to change the name of A&W Co.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:


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         1.       Definitions. Unless otherwise defined herein, all defined
terms used in this Agreement shall have the same definitions as contained in the Partnership Agreement.

         2.       Amendments to Partnership Agreement.

                  A. Unless otherwise provided in this Agreement, throughout the entirety of the Partnership Agreement, each usage of A&W Co. shall be replaced with "PCS Purified Phosphates."

                  B. Section 2.02. Section 2.02 (Shares) of the Partnership Agreement is hereby amended in its entirety to read as follows:

                     "2.02 Shares. Except as otherwise provided in Article
                  VIII or IX of this Agreement, the percentage interest of each Partner in PCS Purified Phosphates shall be as set forth on
                  Schedule 1 attached hereto."

                  C. Section 4.01. Section 4.01 (Capital Contributions) of the Partnership Agreement is hereby amended by adding the following paragraph (d) to the end of Section 4.01:

                           "(d) On March 23, 2000, PCS Industrial Products,
                  Inc. shall contribute to PCS Purified Phosphates the amount of $450,000 which will represent the capital contribution of PCS Industrial Products, Inc. to PCS Purified Phosphates and will entitle PCS Industrial Products, Inc. to the percentage interest in PCS Purified Phosphates set forth next to PCS Industrial Product, Inc.'s name on Schedule 1 attached hereto."

                  D. Sub-section 1.01(s). Sub-section 1.01(s) (Definitions; Partner) is hereby amended in its entirety to read as follows:

                          "(s) "Partner" shall mean PCS Phosphate Company, Inc.,
                  Albright and Wilson Americas Inc., or PCS Industrial Products, Inc., as the case may be, and the term "Partners" shall mean all of the Partners."

                  E. Section 6.02. Section 6.02 (Distributions) of the Partnership Agreement is hereby amended by placing the phrase "as otherwise agreed by unanimous vote of the Partners or" after the word "Except" in the first sentence.

                  F. Article VIII. Article VIII (Transfer of Interest) is hereby amended by adding the following new Section 8.03 after existing Section 8.02:

                           "8.03  Dissociation.
                                  ------------

                                    (a) Upon the transfer by a Partner of its
                           entire interest in PCS Purified Phosphates pursuant to Section 8.01 hereof, the





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                           remaining non-transferring Partners (the
                           "CONTINUING PARTNERS") shall dissociate the transferring Partner (the "DISSOCIATED PARTNER") from PCS Purified Phosphates by filing a statement of dissociation with the Virginia State Corporation Commission.

                                    (b) Effective upon the filing of the notice
                           of dissociation pursuant to Section 8.03(a) hereof:

                                             (i) PCS Purified Phosphates shall
                                    not be dissolved under the Act and shall continue in existence as a Virginia general partnership;

                                            (ii) The Dissociated Partner will
                                    cease to be a general partner in PCS
                                    Purified Phosphates, and shall have no
                                    further rights, no partnership interests, no obligations, no liabilities and no duties under this Agreement, including, but not limited to, (A) any and all rights in PCS Purified Phosphates partnership property,
                                    (B) any and all partnership interests in PCS
                                    Purified Phosphates, including, but not
                                    limited to, profits and losses, and (C) any and all management rights with respect to PCS Purified Phosphates, including but not limited to, the right to appoint members to the PCS Purified Phosphates Management Committee pursuant to Section 3.01 hereof;

                                             (iii) The Dissociated Partner shall
                                    not be entitled to indemnification as
                                    provided in Section 50-73.112 of the Act;

                                            (iv) The Dissociated Partner shall
                                    not have any duties under the New Chapter, including the duties of care and loyalty set forth under Section 50-73.102 of the New Chapter; and

                                            (v) The Dissociated Partner waives
                                    any entitlement it may have to a buyout
                                    price of its shares under Section 50-73-112 of the New Chapter. In lieu thereof, the Dissociated Partner and the Continuing Partners may fix a method or formula for determining the buyout price and all other terms and conditions of the buyout right of the Dissociated Partner's partnership interest whether in connection with a transfer under Section 8.01 hereof or otherwise to the fullest extent permitted under the law of the Commonwealth of Virginia.



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                                    (c) In connection with any transfer under
                           Section 8.01 hereof, PCS Purified Phosphates, the Continuing Partners and the Dissociated Partner shall agree to all liabilities and obligations of each of PCS Purified Phosphates, the Continuing Partners and the Dissociated Partner with respect to one another, in a written agreement, for the periods prior to and after the dissociation of the Dissociated Partner (the "CONTINUING OBLIGATIONS"). Notwithstanding anything in this Agreement to the contrary, except for those Continuing Obligations expressly agreed to by the Partners, (A) the Dissociated Partner shall not have any other Continuing Obligations, and shall not have any other liabilities or obligations, to PCS Purified Phosphates and the Continuing Partners, and
                           (B) PCS Purified Phosphates and the Continuing Partners shall have no other Continuing Obligations to the Dissociated Partner.

         3. Acceptance and Acknowledgment of New Partner. New Partner acknowledges receipt of the Partnership Agreement and all amendments thereto, a copy of which is attached hereto as Exhibit A, and hereby specifically accepts, adopts, and agrees to each and every provision of the Partnership Agreement. By execution of this Amendment, New Partner agrees that it shall be deemed to have executed the Partnership Agreement.

         4. Removal of References to A&W Inc. Effective immediately upon the dissociation of the Selling Partner (as defined in the Distribution and Sale Agreement dated as of March 23, 2000 by and among A&W Inc., PCSP, New Partner, PCS Purified Phosphates and Rhodia Inc., a Delaware corporation), PCSP and New Partner shall amend and restate the Partnership Agreement in its entirety (the "AMENDED AND RESTATED PARTNERSHIP AGREEMENT"). PCSP and New Partner hereby covenant that the Amended and Restated Partnership Agreement shall not contain any references to A&W Inc. (including, without limitation, all references to Albright & Wilson Americas Inc.) or any corresponding references to rights, interests, obligations, liabilities, duties and responsibilities of A&W Inc.

         5. Reaffirmation. Except as specifically amended herein, all terms and conditions of the Partnership Agreement in effect prior to this Agreement thereto remain in full force and effect.

                                    * * * * *




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           (SIGNATURE PAGE FOR AMENDMENT TO ALBRIGHT & WILSON COMPANY
                         GENERAL PARTNERSHIP AGREEMENT)


         IN WITNESS WHEREOF, the Partners hereto have executed this Agreement as of the day and year first above written.

                                 ALBRIGHT & WILSON AMERICAS INC.


                                 By:  /s/ L. WORK
                                      --------------------------------------
                                      Name: Lyall Work
                                      Title: President

                                 PCS PHOSPHATE COMPANY, INC.


                                 By:  /s/ T.J. REGAN, JR.
                                      --------------------------------------
                                      Name: Thomas J. Regan, Jr.
                                      Title: President


                                 PCS INDUSTRIAL PRODUCTS, INC.

                                 By:  /s/ T.J. REGAN, JR.
                                      --------------------------------------
                                      Name: Thomas J. Regan, Jr.
                                      Title: President



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           (SIGNATURE PAGE FOR AMENDMENT TO ALBRIGHT & WILSON COMPANY
                     GENERAL PARTNERSHIP AGREEMENT, PAGE 2)



                                  ALBRIGHT & WILSON COMPANY

                                  By:  ALBRIGHT & WILSON AMERICAS
                                       INC., a General Partner


                                  By:  /s/ L. WORK
                                       -------------------------------------
                                       Name: Lyall Work
                                       Title: President

                                  By:  PCS PHOSPHATE COMPANY, INC.,
                                       a General Partner


                                  By:  /s/ T.J. REGAN, JR.
                                       -------------------------------------
                                       Name: Thomas J. Regan, Jr.
                                       Title: President


                                  By:  PCS INDUSTRIAL PRODUCTS, INC.,
                                       a General Partner


                                  By:  /s/ T.J. REGAN, JR.
                                       -------------------------------------
                                       Name: Thomas J. Regan, Jr.
                                       Title: President



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                                   SCHEDULE 1


NAME                                         PERCENTAGE INTEREST IN PCS PURIFIED
----                                         PHOSPHATES
                                             -----------------------------------

Albright & Wilson Americas, Inc.             49.75%

PCS Phosphate Company, Inc.                  49.75%

PCS Industrial Products, Inc.                 0.5%


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                                    EXHIBIT A

              A&W CO. GENERAL PARTNERSHIP AGREEMENT AND AMENDMENTS

                            [AS SEPARATELY PROVIDED]